Quarterly Holdings Report
for
Fidelity Advisor® Utilities Fund
October 31, 2024
AFUG-NPRT1-1224
1.809068.121
Common Stocks - 98.9%
	Shares	Value ($)
UNITED STATES - 98.9%
Industrials - 0.4%
Electrical Equipment - 0.4%
Fluence Energy Inc Class A (a)(b)	185,400	4,032,450
Utilities - 98.5%
Electric Utilities - 63.1%
Constellation Energy Corp	247,165	64,994,508
Duke Energy Corp	739,305	85,219,687
Edison International	558,109	45,988,182
Entergy Corp	365,100	56,510,178
Evergy Inc	336,210	20,320,532
Eversource Energy	552,779	36,400,497
FirstEnergy Corp	634,068	26,523,064
Hawaiian Electric Industries Inc (a)	900,658	9,249,758
NextEra Energy Inc	1,316,020	104,294,585
NRG Energy Inc	357,054	32,277,682
PG&E Corp	2,928,298	59,210,186
Pinnacle West Capital Corp (b)	255,017	22,393,043
PPL Corp	737,634	24,017,363
Southern Co/The	258,572	23,537,809
TXNM Energy Inc	209,624	9,127,029
Xcel Energy Inc	503,718	33,653,400
		653,717,503
Gas Utilities - 1.7%
Southwest Gas Holdings Inc	105,258	7,710,148
UGI Corp	405,571	9,697,203
		17,407,351
Independent Power and Renewable Electricity Producers - 9.4%
AES Corp/The	1,064,040	17,546,020
NextEra Energy Partners LP	55,631	1,076,459
Talen Energy Corp (a)	110,600	20,058,416
Vistra Corp	469,135	58,623,110
		97,304,005
Multi-Utilities - 24.3%
Ameren Corp	321,103	27,971,282
CenterPoint Energy Inc	1,324,587	39,115,054
Consolidated Edison Inc	69,375	7,054,050
Dominion Energy Inc	362,519	21,580,756
NiSource Inc	870,344	30,601,295
Public Service Enterprise Group Inc	644,293	57,606,237
Sempra	816,748	68,092,281
		252,020,955
TOTAL UTILITIES		1,020,449,814

TOTAL UNITED STATES		1,024,482,264
TOTAL COMMON STOCKS (Cost $744,917,994)		1,024,482,264

Money Market Funds - 2.2%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (c)	4.87	11,784,034	11,786,391
Fidelity Securities Lending Cash Central Fund (c)(d)	4.87	11,240,726	11,241,850
TOTAL MONEY MARKET FUNDS (Cost $23,028,241)			23,028,241

TOTAL INVESTMENT IN SECURITIES - 101.1% (Cost $767,946,235)	1,047,510,505
NET OTHER ASSETS (LIABILITIES) - (1.1)%	(11,156,107)
NET ASSETS - 100.0%	1,036,354,398

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund	29,948,674	102,437,391	120,599,674	142,593	-	-	11,786,391	0.0%
Fidelity Securities Lending Cash Central Fund	12,140,825	42,332,169	43,231,144	2,262	-	-	11,241,850	0.0%
Total	42,089,499	144,769,560	163,830,818	144,855	-	-	23,028,241

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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